UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: December 18, 2025

(Date of earliest event reported)

INTERNET SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55897	81-2775456
(State of Incorporation)	Commission File Number	(IRS EIN)

1330 Avenue of the Americas, 23rd Floor

New York, NY 10019

(Address of principal executive offices)

212-823-6272

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section l 2(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section l 2(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
NIA	NIA	NIA

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On December 8, 2025, Kathleen Leake submitted her resignation from the Board of Directors (the "Board") of Internet Sciences, Inc. (the "Company"), effective December 12, 2025. Ms. Leake's resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies, or practices.

The Board thanks Ms. Leake for her service and contributions to the Company.

On December 21, 2025, Drew Barnholtz submitted his resignation from Internet Sciences, Inc. (the "Company"), effective immediately as Corporate Secretary and Chief Legal Counsel. Mr. Barnholtz resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies, or practices.

Item 5.07 Submission of Matters to a Vote of Securities Holders.

On December 18, 2025, the Company held its Annual Meeting of Shareholders (the "Annual Meeting"). The meeting was conducted via audio teleconference. As of the record date of July 9, 2025, there were 15,106,700 shares of Class A common stock outstanding and entitled to vote at the Annual Meeting.

The following matters were submitted to shareholders for their vote:

Proposal 1: Election of Directors

The shareholders elected the following eight (8) individuals to serve as directors of the Company:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lynda Chervil	16,051,500	6,000	1,145,700
Mark T. Maybury	16,057,500	0	1,145,700
Mark Deutsch	16,057,500	0	1,145,700
Michael Kahn	16,057,500	0	1,145,700
Dimitrius Hutcherson	16,057,500	0	1,145,700
Debra Bigman	16,057,500	0	1,145,700
James C. Forbes	16,057,500	0	1,145,700
Myrna Soto	16,057,500	0	1,145,700

Each of the above nominees was elected to serve on the Board of Directors.

Proposal 2: Advisory Vote on CEO Compensation (Say on Pay)

The shareholders voted on an advisory resolution to approve the compensation of the Chief Executive Officer as disclosed in the Company's Proxy Statement, including the grant of 988,095 shares of Class A restricted stock valued at $415,000 ($0.42 per share) as compensation for work completed in 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,079,000	978,500	0	1,145,700

The advisory resolution was approved by the shareholders.

Item 9.01  Exhibits.

Exhibit No.	Description
10.1	Resignation Letter of Kathy Leake
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Internet Sciences, Inc.

Dated: December 22, 2025	By:	/s/ Lynda Chervil
Lynda Chervil, CEO

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